UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 18, 2008
Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		408-451-9400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
          On January 18, 2008, Bell Microproducts Inc. (the “Company”) received the decision of the Board of Directors of The NASDAQ Stock Market LLC (“Nasdaq”) which grants the Company until March 17, 2008 to file its past due periodic reports and regain compliance with Nasdaq’s filing requirement. Nasdaq also informed the Company that if the Company has not achieved compliance with the filing requirement by March 17, 2008, the Company’s securities will be suspended from trading at the opening of business on March 19, 2008, and that Nasdaq will file a Form 25 with the Securities and Exchange Commission (“SEC”) to effect the delisting of the Company’s common stock. The Company issued a press release on January 25, 2008 disclosing its receipt of this decision. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
          As previously disclosed, the Company is not in compliance with the filing requirement, Nasdaq Marketplace Rule 4310(c)(14), which requires that the Company furnish Nasdaq copies of periodic reports the Company is required to file with the SEC, nor Rules 4350(e) and 4350(g), which require the Company to hold an annual meeting of shareholders within one year after the end of each fiscal year and solicit proxies and provide proxy statements, respectively.
          Under instruction from a special committee of the Company’s board of directors, the Company, together with outside accounting consultants, is working diligently to review certain historical accounting practices regarding reserves, accruals and estimates and determine if adjustments are required, and if so, the amounts thereof. The special committee intends to review the results of the Company’s work when it is completed, conduct additional procedures as part of its ongoing review, and report the special committee’s final conclusions regarding the causes and responsibility for the previously reported errors in accounting practices. At that time, the special committee will determine if additional remedial actions or disclosures are required.
          The Company believes that, due to the scope of the work to be completed, it will be difficult to achieve compliance with Nasdaq’s requirements by March 17, 2008, and therefore no assurances can be given that the Company’s common stock will remain listed after that date.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
Exhibit 99.1 — Press release issued by Bell Microproducts Inc. on January 25, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
January 25, 2008	By:	/s/ Andrew S. Hughes
		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Bell Microproducts Inc. on January 25, 2008.